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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 28, 2003


                      OPTICAL COMMUNICATION PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)



        Delaware                        000-31861             95-4344224
----------------------------         ---------------        -------------
(State or other jurisdiction          (Commission           (IRS Employer
of incorporation or organization)     File Number)          Identification No.)

20961 Knapp Street
Chatsworth, California                                         91311
----------------------------------------------          -------------------
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:           (818) 701-0164


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Item 5.  Other Events.

           On May 1, 2003, Optical Communication Products, Inc. (the "Registrant") purchased, in a private sale, an aggregate of 1,366,579 shares from Muoi Van Tran, the Registrant's Chief Executive Officer and President, and Mohammad Ghorbanali, the Registrant's Chief Operating Officer and Vice President of Technical Operations, at a per share purchase price of $0.96. A copy of the press release issued by the Registrant announcing this transaction is filed herewith as Exhibit 99.1 and is incorporated herein by reference.





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Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

           (c) Exhibits.

               99.1        Press Release of the Registrant dated May 1, 2003
               99.2        Press Release of the Registrant dated April 28, 2003
               99.3 Transcript of the Registrant's conference call from April 28, 2003


Item 9. Disclosure of Results Of Operations And Financial Condition Provided Under Item 12 of Form 8-K.

           In accordance with SEC Release No. 33-8216, the information contained herein and in the accompanying exhibit is furnished under "Item 12. Disclosure of Results of Operations and Financial Condition." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. On April 28, 2003 the Registrant issued a press release announcing its financial results for the quarter ended March 31, 2003. A copy of the press release is filed herewith as Exhibit 99.2 and is incorporated herein by reference. Also on April 28, 2003, the Registrant held a conference call, open to the public, to discuss its financial results for the quarter ended March 31, 2003. A transcript of this conference call is filed herewith as Exhibit 99.3 and is incorporated herein by reference.






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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 2, 2003                               OPTICAL COMMUNICATION PRODUCTS, INC.
                                          a Delaware corporation


                                          By: /s/ Susie L. Nemeti
                                              --------------------------------
                                          Susie L. Nemeti
                                          Chief Financial Officer





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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1              Press Release of the Registrant dated May 1, 2003
99.2              Press Release of the Registrant dated April 28, 2003
99.3              Transcript of the Registrant's conference call from April 28,
                  2003





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